SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



             DATE OF EARLIEST REPORTED EVENT - FEbruary 10, 2004



                    WIN OR LOSE ACQUISITION CORPORATION
             (Exact name of Registrant as specified in its charter)



              DELAWARE               000-32783            59-3685745
   (State or other jurisdiction of  (Commission          (IRS Employer
         incorporation)              File Number)      Identification Number)


                              1268 Bayshore Boulevard
                             Dunedin, Florida 34698
                    (Address of principal executive offices)



                                 (727) 734-7346
              (Registrant's telephone number, including area code)




               (Former name or former address, if changed since last report)


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ITEM 1.
CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

Item 2.
ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.
BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In January 2004 Want & Ender CPA, PC, our certifying accountant, advised our chief financial officer by telephone that they had not registered with the Public Company Accounting Oversight Board (PCAOB) and did not intend to do so. While Want & Ender did not formally resign or decline to stand for re-election as our certifying accountant, they advised management that our company should retain a PCAOB registered firm to audit its financial statements for the year ended December 31, 2003. On February 10, 2004, our board of directors voted to dismiss Want & Ender as our company's certifying accountant and retain a successor auditor.

The report of Want & Ender on our financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion. During the years ended December 31, 2001 and 2002 and the subsequent interim periods, there were no disagreements between our company and Want & Ender on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Want & Ender's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the years ended December 31, 2001 and 2002 and the subsequent interim periods, Want & Ender did not advise our company with respect to any of the matters specified in sub-paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of this Current Report on Form 8-K to Want & Ender and asked them to furnish a letter addressed to the Commission stating whether or not they agree with the foregoing statements, and if not, the respects in which they disagree. A copy of the letter provided by Want & Ender is attached as an exhibit to this report.

On February 10, 2004, Michael F. Cronin, CPA, was retained to audit our financial statements for the year ended December 31, 2003 and to serve as our certifying accountant until the board of directors elects a successor. During the two most recent fiscal years, our company has not consulted Michael F. Cronin, CPA with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either subject of a disagreement or a reportable event specified in sub-paragraphs (a)(1)(iv) or (a)(1(v) of Item 304 of Regulation S-K).

We have asked Michael F. Cronin, CPA to review this Current Report on Form 8-K before filing it with the Commission and he has not furnished us with a letter addressed to the Commission containing any new information, any clarification of our expression of our views, or any disagreement with the statements included in this report.

ITEM 5.
OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6.
RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

Not applicable.

(b)      Pro forma financial information.

Not applicable.

(c)      Exhibits.

     16.1     Letter from Want & Ender CPA, PC
              Re: Change in Certifying Accountant

ITEM 8.
CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.
REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.
AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.
TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not applicable.


ITEM 12.
RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Win or Lose Acquisition Corporation has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIN OR LOSE ACQUISITION CORPORATION
February 17, 2004


By:                     /s/
   -----------------------------------------
       Sally A. Fonner, President


By:                     /s/
   -----------------------------------------
       John L. Petersen, Chief Financial Officer


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